SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D. C. 20549

                            FORM 8-K

                         CURRENT REPORT
             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

                                January 22, 2002
         --------------------------------------------------------------
                Date of Report (Date of earliest event reported)


                              PEOPLES BANCORP INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

                                     0-16772
                             Commission File Number

                   Ohio                                31-0987416
 ---------------------------------------------      ----------------
(State or other jurisdiction of incorporation)      (I.R.S. Employer
                                                     Identification Number)

        138 Putnam Street
           P.O. Box 738,
           Marietta, Ohio                                 45750
 ---------------------------------------               ----------
 (Address of principal executive office)               (Zip Code)


               Registrant's telephone number, including area code:
                                  (740) 373-3155


                                 Not applicable
          (Former name or former address, if changed since last report)


                           Index to Exhibits on Page 3

Item 1.  Changes in Control of Registrant
         Not applicable.

Item 2.  Acquisition or Disposition of Assets
         Not applicable.

Item 3.  Bankruptcy or Receivership
         Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant
         Not applicable.

Item 5.  Other Events and Regulation FD Disclosure
         Peoples Bancorp Inc. (Nasdaq: PEBO) announced its 28th consecutive year of increased earnings. The release is included herewith as
         Exhibit 99.

Item 6.  Resignations of Registrant's Directors
         Not applicable.

Item 7.  Financial Statements and Exhibits
         (a) Non required
         (b) Non required
         (c) Exhibits

Item 8.  Change in Fiscal Year
         Not applicable.

Item 9.  Regulation FD Exposure
         Not applicable.


EXHIBIT NUMBER                   DESCRIPTION
--------------                   ------------------------------------
99                               News Release issued January 22, 2002

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



DATE: January 22, 2002               PEOPLES BANCORP INC.
                                     --------------------
                                     Registrant



                            By: /s/  ROBERT E. EVANS
                                     -------------------------------------
                                     Robert E. Evans
                                     President and Chief Executive Officer



                                INDEX TO EXHIBITS

Exhibit Number           Description                        Page
---------------          ----------------------------      -------
99                       News Release issued 01/22/02       4 - 7